90138-P1 08/24

LEGG MASON PARTNERS INVESTMENT TRUST

SUPPLEMENT DATED AUGUST 8, 2024

TO THE PROSPECTUS DATED JANUARY 31, 2024

OF FRANKLIN S&P 500 INDEX FUND (the “Fund”)

The following disclosure replaces the section of the Fund’s Prospectus titled “More on the fund’s investment strategies, investments and risks – The Index”:

The Index is one of the most widely used benchmarks of U.S. equity performance. As of July 31, 2024, the Index consisted of 503 stocks chosen for market capitalization, liquidity and industry group representation. The Index is market-value-weighted, so the larger of the 500 companies generally have a bigger impact on the performance of the Index. The Index does not show actual investment returns or reflect payment of management or brokerage fees, which would lower the Index’s performance. The Index is unmanaged and does not have to maintain liquidity to meet redemption requests or pay expenses. As of July 31, 2024, a significant portion of the Index and the fund were comprised of companies in the information technology sector, although this may change from time to time.

Please retain this supplement for future reference.